Ivy Funds

Supplement dated July 2, 2013 to the

Ivy Funds Prospectus

dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013, January 7, 2013,

January 11, 2013, January 18, 2013, April 8, 2013 and May 2, 2013

The following replaces the “Portfolio Manager” section on page 10 for Ivy Dividend Opportunities Fund:

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund since July 2013.

Effective July 2, 2013, IICO, the Fund’s investment adviser, assumed direct investment management responsibilities of Ivy Global Natural Resources Fund. All references to Mackenzie Financial Corporation (Mackenzie) where it appears in the Prospectus with respect to Ivy Global Natural Resources Fund are deleted.

The following replaces the “Principal Investment Strategies” section of Ivy Global Natural Resources Fund on page 132:

Ivy Global Natural Resources Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

IICO uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. IICO targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt producers or positions that are based on anticipated commodity price trends. The Fund seeks to be diversified internationally, and therefore, IICO invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While IICO seeks to anchor the Fund’s assets in the United States, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country is typically less than 20% of the Fund’s total assets. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Under normal circumstances, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining to sell a security, IICO considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth, and the effect of commodity price trends on certain holdings. IICO may also sell a security to take advantage of what it believes to be more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Fund may use a range of derivative instruments in seeking to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies and precious metals. In an effort to hedge market risk and increase exposure to equity markets, the Fund may utilize futures on equity indices and/or purchase option contracts on individual equity securities and exchange-traded funds (ETFs). In seeking to manage foreign currency exposure, the Fund may utilize forward contracts to either increase or decrease exposure to a given currency. In seeking to manage the Fund’s exposure to precious metals, IICO may utilize futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals.

The following replaces the “Derivatives Risk” bullet point of the “Principal Investment Risks” section of Ivy Global Natural Resources Fund on page 133:

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

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The following replaces the “Management Risk” bullet point of the “Principal Investment Risks” section of Ivy Global Natural Resources Fund on page 133:

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio, and the Fund may not perform as well as other similar mutual funds.

The following replaces the “Investment Adviser” section on page 135 for Ivy Global Natural Resources Fund:

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

The following replaces the “Portfolio Manager” section on page 135 for Ivy Global Natural Resources Fund:

Portfolio Manager

David P. Ginther, Senior Vice President of IICO, has managed the Fund since July 2013.

The following replaces the disclosure regarding Ivy Global Natural Resources Fund in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section on pages 170-171:

Ivy Global Natural Resources Fund: The Fund seeks to achieve its objective to provide capital growth and appreciation by investing at least 80% of its net assets in the equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Fund will achieve its objective.

IICO systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. IICO attempts to manage risk through diversifying the Fund’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Fund volatility. IICO searches for what it feels are well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, IICO seeks to anchor the Fund’s holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, IICO monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Fund.

Under normal circumstances, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

The Fund may also invest in ETFs or options on ETFs as a means of tracking the performance of a designated stock index. The Fund also may invest in precious metals and other physical commodities.

The Fund may use a range of other investment techniques, including investing in MLPs. An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

The Fund’s investments in MLPs will be limited by tax considerations.

As a temporary defensive measure, when IICO believes that securities markets or economic conditions are unfavorable or unsettled, the Fund may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates its assets in defensive holdings. The additional temporary defensive measures that IICO may employ include altering the mix of company and sector holdings or using derivative strategies. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Global Natural Resources Fund is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Global Natural Resources Industry Risk	■ Growth Stock Risk ■ Investment Company Securities Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Sector Risk ■ Value Stock Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Global Natural Resources Fund may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Large Company Risk	■ Mid Size Company Risk ■ MLP Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

The following paragraphs are inserted following the “Mid Size Company Risk” paragraph in the “Additional Information about Principal Investment Strategies, Other Investments and Risks – Defining Risks” section on page 179.

MLP Risk: Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest.

The following replaces the second and third paragraphs of the “Investment Subadvisers” disclosure in the “Management of the Funds” section on page 182:

Under an agreement between IICO and Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, Mackenzie serves as investment subadviser to Ivy Cundill Global Value Fund. Mackenzie’s Cundill investment team provides investment advice to, and generally conducts the investment management program for, Ivy Cundill Global Value Fund. Mackenzie’s Cundill investment team is located at 200 Burrard Street, Ste. 400, Vancouver, British Columbia V6C 3L6. As of March 31, 2012, Mackenzie’s Cundill investment team had approximately $12.1 billion USD in assets under management. Mackenzie Investments was founded in 1967, and is a leading investment management firm in Toronto, providing investment advisory and related services, with approximately 64.5 billion USD in assets under management as of March 31, 2012.

The following replaces the disclosure regarding the management of Ivy Dividend Opportunities Fund in the “Portfolio Management” section on page 185:

Ivy Dividend Opportunities Fund: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Dividend Opportunities Fund. She has held her Fund responsibilities since July 2013. She is also the portfolio manager for Ivy Balanced Fund, and her biographical information is listed in the disclosure for Ivy Balanced Fund.

The following replaces the disclosure regarding the management of Ivy Energy Fund in the “Portfolio Management” section on page 185:

Ivy Energy Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Energy Fund. He has held his Fund responsibilities since the inception of Ivy Energy Fund in April 2006. Mr. Ginther is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

The following replaces the disclosure regarding the management of Ivy Global Natural Resources Fund in the “Portfolio Management” section on page 186:

Ivy Global Natural Resources Fund: David P. Ginther is primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund. He has managed the Fund since July 2013. He is also the portfolio manager for Ivy Energy Fund, and his biographical information is listed in the disclosure for Ivy Energy Fund.

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